UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 14, 2020

Date of Report (Date of earliest event reported)

Toga Limited
(Exact name of registrant as specified in its charter)

Nevada	001-39052	98-0568153
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2575 McCabe Way, Suite 100 Irvine, CA	92614
(Address of principal executive offices)	(Zip Code)

(949) 333-1603

(Registrant's telephone number)

__________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On July 14, 2020, the Board of Directors (the “Board of Directors”) of Toga Limited (the “Corporation”) approved the adoption of Amended and Restated Bylaws (the “Bylaws”), effective on the same date. The Bylaws generally restate the prior bylaws in its entirety to conform to Chapter 78 of the Nevada Revised Statutes (“NRS”), and to clarify, add and update certain corporate procedures.  The Amended and Restated Bylaws were effective upon adoption by the Board of Directors.  The Amended and Restated Bylaws include the following amendments:

Calling a Special Meeting. This provision has been revised to stipulate that special meetings of the stockholders may only be called by the Chairman of the Board, the Chief Executive Officer, the President or the Board of Directors, thereby eliminating the right of stockholders to call a special meeting.

Action Without a Meeting. This provision has been revised to provide that except as otherwise set forth in the Articles of Incorporation, no action shall be taken by the stockholders, except at an annual or special meeting of stockholders called and noticed in the manner required by the Bylaws, and no action may be taken by written consent in lieu of a meeting.

Advanced Notice Provision. A provision has been added establishing an advance notice procedure for stockholder proposals to be brought before an annual meeting of stockholders, including proposed nominations of candidates for election to our Board of Directors.  The procedure requires that stockholders at an annual meeting may only consider proposals or nominations (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors (or any duly authorized committee thereof), (ii) otherwise properly brought before the annual meeting by or at the direction of the Board of Directors (or any duly authorized committee thereof) or (iii) otherwise properly brought before the annual meeting by any stockholder of the Corporation (A) who is a stockholder of record on the date of the giving of the notice and on the record date for the determination of stockholders entitled to vote at such annual meeting and (B) who complies with the notice procedures set forth in the Bylaws, or properly made such proposal in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended.

Director Qualifications: A provision has been added to provide that eligibility as a nominee for election as a director is conditioned upon timely delivery of (1) a written questionnaire describing such nominee’s background, qualifications, stock ownership and independence and (2) a written representation and agreement certifying that such nominee (a) is not (and if elected, will not become) a party to any voting commitment or similar arrangement, (b) is not (and if elected, will not become) a party to any indemnification or reimbursement agreement with any person other than the Company, (c) if elected, will comply with certain guidelines of the Company applicable to directors, and (d) if elected, will at all times comply with the qualification criteria specified in the Bylaws or otherwise set forth by the Board of Directors.

Telephonic and Electronic Meetings. A provision has been added explicitly permitting stockholders to participate in a meeting of the stockholders through electronic communications, videoconferencing or other available technology.

Directors Powers; Performance of Duties; Qualifications. The powers of the Board of Directors have been expanded to provide that the Board will generally manage all the business and affairs of the Corporation except as otherwise provided in the NRS or the Articles of Incorporation. The provision also sets forth certain circumstances where a person would be ineligible for nomination, election or services of a director, including, among other things, if the person had been convicted of a felony, or has been determined by the Board of Directors to be engaged in fraudulent or criminal conduct.

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Staggered Board. A provision has been added stipulating that beginning at the next annual meeting, the Board of Directors will be divided into three classes.

Directors Compensation. The provision permitting compensation to be paid to the Board of Directors has been amended to permit the directors to be paid a salary, (in addition to or in lieu of any other compensation), for serving as a director or for services in any capacity to the Corporation.

Officers. The description of officers has been generally updated to reflect current roles, and a section has been added to describe the duties of a Treasurer.

Determination of Stockholders of Record. This provision has been amended to provide that the record date for determining the number of Stockholders entitled to notice of and to vote at a meeting of stockholders shall be as of a record date that is no more than 60 days, but not more than 10 days before the date of such meeting.

Stock Certificates.  The provisions governing capital stock have been expanded to address procedures for (1) issuing certificated shares and uncertificated shares, (2) replacing lost, stolen or destroyed certificates, (3) transferring shares and (4) appointing transfer agents.

Indemnification: The indemnification provision has been expanded to address indemnification procedures, advancement of expenses and maintaining insurance. Subject to certain exclusions, the Bylaws provide for mandatory indemnification of directors and officers of the Corporation (both current and former) to the fullest extent allowed by Nevada law, the advancement of expenses on as-incurred basis for such officers and directors, and subject to action by the Board of Directors, permissive indemnification for employees and other parties. The Bylaws also allow the Corporation to obtain insurance or other financial arrangements on behalf of any indemnitee. The indemnification rights provided by the Bylaws are not exclusive of any other indemnification such indemnitees may receive, whether conferred by statute, agreement, the Articles of Incorporation, or otherwise.

Amending the Bylaws. This provision has been revised to provide that any vote of the stockholders to alter, amend or repeal the following sections of the Bylaws in any respect shall require the affirmative vote of the holders of at least sixty-six and two thirds percent (66 2/3%) of the outstanding voting power of the Corporation, voting together as a single class: (i) Section 2.13 (which governs calling and providing notices for annual stockholders meetings), (ii) Section 3.3 (which provides for a staggered Board of Directors), and (iii) Sections 3.2 and 3.7 (which provides for how Board of Directors vacancies are to be filled).

Forum Selection. A forum selection clause has been added to provide that, subject to certain exceptions, the courts located in the county of Los Angeles, California, or the Eighth Judicial District Court of Clark County, Nevada, shall be the sole and exclusive forum for any action (1) in the name or right of the Company or on its behalf, (2) for breach of fiduciary duty owed by any director, officer, employee or agent to the Company or stockholders, (3) asserting a claim arising pursuant to any provision of NRS Chapters 78 or 92A or any provision of the Articles of Incorporation or the Bylaws, (4) to interpret, apply, enforce or determine the validity of the Articles of Incorporation or the Bylaws, or (5) asserting a claim governed by the internal affairs doctrine.

The above description of certain provisions of the Amended and Restated Bylaws is not intended to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws filed as Exhibit 3.1 to this Form 8-K, which is incorporated herein by reference.

ITEM 9.01 Financial Statements and Exhibits.

Exhibits:

3.1	Amended and Restated Bylaws

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SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TOGA LIMITED

DATED: July 20, 2020	By:	/s/ Tok Kok Soon
Toh Kok Soon
Chief Executive Officer (Principal Executive Officer)

DATED: July 20, 2020	By:	/s/ Alexander D. Henderson
Alexander D. Henderson
Chief Financial Officer (Principal Financial and Accounting Officer)

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